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                                                                   EXHIBIT 10.37


                                   NVR, INC.
                             7601 Lewinsville Road
                            McLean, Virginia 22102


                                        Dated as of: December 13, 2000

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts 02110

Comerica Bank
Comerica Tower
500 Woodward Avenue, 7/th/ Floor
MC 3256
Detroit, Michigan 48226

U.S. Bank National Association
601 Second Avenue, South
Minneapolis, Minnesota 55402

     Re:  Amendment No. 4 to Third Amended and Restated Credit Agreement
          --------------------------------------------------------------

Ladies and Gentlemen:

          We refer to the Third Amended and Restated Credit Agreement, dated as of September 30, 1998 (as amended, the "Credit Agreement"), by and among NVR, Inc. (the "Borrower"), Fleet National Bank, successor by merger to BankBoston, N.A. ("Fleet"), U.S. Bank National Association ("USB") and Comerica Bank ("Comerica") (collectively, the "Banks"), and Fleet as Agent for the Banks (the "Agent"). Terms used in this letter of agreement (this "Amendment No. 4") which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

          We have requested you to make modifications to the Credit Agreement (collectively, the "Modifications"). We have also requested you to consent to the merger of Fox Ridge with and into the Borrower. You have advised us that you are prepared and would be pleased to make the Modifications and give your consent to such merger on the condition that we join with you in this Amendment No. 4.

          Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 4, and fully intending to be legally bound by this Amendment No. 4, we hereby agree with you as follows:

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                                   ARTICLE I
                                   ---------

                        AMENDMENTS TO CREDIT AGREEMENT
                        ------------------------------

     Effective as of the consummation of the Merger (defined below), the Credit Agreement is amended as follows:

     (a) The terms "Loan Documents" and "Credit Agreement" shall, wherever used in the Credit Agreement or any of the other Loan Documents, including, without limitation, each Revolving Credit Note, be deemed to also mean and include this Amendment No. 4.

     (b) The definition of "Borrowing Base" contained in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Borrowing Base".  At any time of determination, an amount equal to
           --------------
          the sum of the following assets of Borrower (excluding NVRMF): (i) the book value of Sold Units which are not held as Beneficial Interest Units multiplied by ninety-five percent (95%); plus (ii) the book value of Unsold Units which are not held as Beneficial Interest Units multiplied by eighty percent (80%); plus (iii) the book value of Manufacturing Materials multiplied by eighty percent (80%); plus (iv) up to an aggregate of $10,000,000, the sum of (a) the book value of Sold Units which are held as Beneficial Interest Units multiplied by ninety-five percent (95%) and (b) the book value of Unsold Units which are held as Beneficial Interest Units multiplied by eighty percent (80%); in each case, as calculated in accordance with GAAP."

     (c) The definition of "Restricted Subsidiaries" contained in Section 1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Restricted Subsidiaries".  The following entities:  NVR Delaware, NVR
           -----------------------
          Funding, NVR Funding II and NVR Services and such other entities as may be designated as a Restricted Subsidiary under the terms of the New Indenture and which comply with the provisions of Section 9.36.

     (d)  The last sentence of the definition of "Sold Units" contained in
Section 1 of the Credit Agreement is hereby deleted in its entirety.

     (e) The following new definition is added to Section 1 of the Credit Agreement as follows:

          "Merger".  The merger of Fox Ridge with and into the Borrower on the
           ------
          terms and conditions set forth in the agreement of merger dated as of December 31, 2000, as evidenced by a certificate of merger accepted by the applicable filing office and provided to the Agent.

     (f) Section 9.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "9.4  Use of Proceeds; Letters of Credit.  Borrower shall use the
                ----------------------------------
          proceeds of the Advances of the Revolving Credit Loans solely to provide for the working capital needs of Borrower and to meet such other capital needs of Borrower as are

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          provided for under this Agreement and to make Investments and
          Distributions to the extent expressly permitted under this Agreement."

     (g) The parenthetical contained in Section 9.21(i) of the Credit Agreement is amended to read in its entirety as follows:

          "(other than NVRMF and its Subsidiaries, NVR Funding, NVR Funding II and NVR Services)".

     (h) Section 9.21(o) of the Credit Agreement is hereby deleted in its entirety and replaced by the following new Section 9.21(o):

          "(o) provided no Default or Event of Default has occurred and remains uncured, Investments in NVRMF and NVR Funding to the extent set forth below:

               (i) in NVRMF, Investments (the "Permitted Maximum NVRMF Investment") from time to time outstanding, in an amount up to
               (a) $30,000,000 or (b) if no amounts of the Loans are Outstanding, up to (1) the amount then allowed under the New Indenture if any of the 1998 Senior Notes are outstanding or (2) if the 1998 Senior Notes are not outstanding, $50,000,000; and

               (ii) in NVR Funding, Investments intended and utilized solely for the benefit of NVRMF, up to the Permitted Maximum NVRMF Investment amount (less any then outstanding amounts of Investments in NVRMF made by Borrower under clause (i) above or by NVR Funding under this clause (ii));".

     (i) Section 9.26(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following new Section 9.26(a):

          "(a) Borrower shall not enter into or permit any Restricted Subsidiary to enter into any sale and leaseback transactions as seller-lessee or make any acquisitions without the prior written consent of the Majority Banks and the Agent other than (i) the sale and leaseback of model units in the ordinary course of Borrower's business consistent with past practices or as may be provided for in this Agreement; (ii) acquisitions of real estate to the extent permitted by this Agreement; (iii) capital expenditures; (iv) building materials, fixtures, supplies and all other personal property acquired by Borrower in the ordinary course of business consistent with past practices; (v) Investments and Distributions permitted pursuant to
          (S)(S)9.20 and 9.21; and (vi) other acquisitions in the aggregate amount of $5,000,000 during the term hereof."

     (j) Section 9.26(b) of the Credit Agreement is hereby deleted in its entirety.

     (k) Section 10.1(c) of the Credit Agreement is hereby amended by deleting the reference to "(S)9.26(b)" therefrom.

     (l) Schedule 6.1(c) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex 1 attached hereto.
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                                  ARTICLE II
                                  ----------

                          CONSENT TO FOX RIDGE MERGER
                          ---------------------------

     We have informed you that we intend to merge Fox Ridge with and into the Borrower. Pursuant to Section 9.24 of the Credit Agreement, the Borrower is prohibited from merging or consolidating with or into any Person and is prohibited from allowing any Restricted Subsidiary to merge or consolidate with or into any Person. By your signatures below, please evidence your consent to the merger of Fox Ridge with and into the Borrower on the terms set forth in the agreement of merger dated as of December 31, 2000, a copy of which has been provided to the Agent.


                                  ARTICLE III
                                  -----------

                       CONDITIONS PRECEDENT TO AMENDMENT
                       ---------------------------------

     The Banks' agreement herein to amend the Credit Agreement and consent to the merger of Fox Ridge with and into the Borrower is subject to the fulfillment of the following conditions:

          (a) The Agent shall have received from the Borrower this Amendment No. 4, duly executed and delivered by the Borrower; and

          (b) the Agent and each of the Banks shall have executed this Amendment No. 4.

     The parties hereto acknowledge and agree that in the event that the Merger is not consummated on December 31, 2000, this Amendment No. 4 shall be of no further force or effect and the modifications to the Credit Agreement described herein shall not become effective.


                                  ARTICLE IV
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Borrower hereby represents, warrants and covenants to you as follows:

     (a)  Representations in Credit Agreement.  To the best of the Borrower's
          -----------------------------------
knowledge, each of the representations and warranties made by or on behalf of the Borrower to you in the Credit Agreement and the other Loan Documents, as amended through this Amendment No. 4, was true and correct when made, and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment No. 4, except to the extent that such representations and warranties relate solely to a prior date.

     (b)  No Events of Default.  No Default or Event of Default exists on the
          --------------------
date hereof (after giving effect to the Modifications contemplated hereby and the transactions described herein).

     (c)  Binding Effect of Documents.  This Amendment No. 4 has been duly
          ---------------------------
executed

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and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (d)  Consents.  The Borrower has obtained all consents which are necessary
          --------
in order to consummate the transactions referred to in this Amendment No. 4, and has furnished copies of all such consents, if any, to the Agent.


                                   ARTICLE V
                                   ---------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

     (a)  No Other Changes.  Except as otherwise expressly provided by this
          ----------------
Amendment No. 4, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 4 shall be read and construed as one agreement.

     (b)  Governing Law.  This Amendment No. 4 is intended to take effect as a
          -------------
sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 4 and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c)  Binding Effect; Assignment.  This Amendment No. 4 shall be binding
          --------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d)  Counterparts.  This Amendment No. 4 may be executed in any number of
          ------------
counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (e)  Conflict with Other Agreements.  If any of the terms of this Amendment
          ------------------------------
No. 4 shall conflict in any respect with any of the terms of the Credit Agreement or any other Loan Document, the terms of this Amendment No. 4 shall be controlling.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 4 and return such counterpart to the undersigned, whereupon this Amendment No. 4 shall become a binding agreement between you and the undersigned.

                                   Very truly yours,

                                   NVR, INC.

                                   By:___________________________________
                                      Title:

                      [Signatures continued on next page]

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     The foregoing Amendment No. 4 is hereby accepted by the undersigned as of
December 13, 2000.

FLEET NATIONAL BANK,
 Individually and as Agent

By:_____________________________
   Title:

COMERICA BANK

By:_____________________________
   Title:

U.S. BANK NATIONAL ASSOCIATION

By:_____________________________
   Title:

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                                    ANNEX 1
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                                Schedule 6.1(c)
                                ---------------

                           Subsidiaries of NVR, Inc.


1.   NV Insurance Brokers, Inc.

2.   Dillon Company, Inc.

3.   NVR Mortgage Finance, Inc. and its subsidiaries listed below:

     .    Service Tax Corporation
     .    Ryan Mortgage Acceptance Corporation IV
     .    MPS Mortgage Appraisal Services, Inc.
     .    Richmarr Mortgage Corp.
     .    NVR Nevada Mortgage Servicing, Inc.
     .    Heritage Mortgage LP
     .    NVRM Acquisition, Inc. and its subsidiary First Republic Mortgage
          Corp.
     .    NVR Settlement Services, Inc. and its subsidiaries listed below:

          .    NVR Settlement Services of Tennessee LLC
          .    NVR Settlement Services of Maryland, Inc.
          .    PHM Title Agency LLC
          .    Cornerstone Settlement Services, L.P.
          .    Heritage Settlement Services, L.P.
          .    First NVR Settlement Services LLC
          .    NVR Title Agency LLC
          .    McMurray Settlement Services, L.P.
          .    Legacy Title Agency, Inc.

4.   RVN, Inc.

5.   NVRD Holding, Inc. and its subsidiary:

 .    NVR Development, Inc. and its subsidiaries listed below:

          .    NVRD California, Inc.
          .    NV California, Inc.
          .    Old Stage Limited Partnership
          .    Centre Ridge II Limited Partnership
          .    Centre Ridge III Limited Partnership
          .    Seven Courts Development General Partnership
          .    NVRD HGDS Associates G.P.
          .    H.R. Remington Properties L.P.
          .    Remington/Carlsbad L.P.

6.   NVHL, Inc.

7.   Madison Lane G.P.

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8    M/R Limited Partnership

9.   100 Investment L.P.

10.  Land First

11.  NVR Services, Inc.

12.  NVR Funding II, Inc.

13.  HBG/NVR LLC

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